                                   Exhibit 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Schedule 13G (including any and all amendments thereto) with respect to the Class A Common Stock of LeapFrog Enterprises, Inc., and further agree that this Agreement shall be included as an Exhibit to such joint filings.

         The undersigned further agree that each party hereto is responsible for timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

         In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement as of the 31st day of December, 2003.


KNOWLEDGE KIDS, L.L.C.,
a Delaware limited liability company




/s/ Stanley E. Maron
--------------------------------------------
By:  Stanley E. Maron
Its:  Secretary


KNOWLEDGE UNIVERSE, INC.,
a Delaware corporation




/s/ Stanley E. Maron
--------------------------------------------
By:  Stanley E. Maron
Its:  Secretary


KNOWLEDGE UNIVERSE, L.L.C.,
a Delaware limited liability company




/s/ Stanley E. Maron
--------------------------------------------
By:  Stanley E. Maron
Its:  Secretary


ET HOLDINGS, L.L.C.,
a Delaware limited liability company




/s/ Stanley E. Maron
--------------------------------------------
By:  Stanley E. Maron
Its:  Assistant Secretary


ET CONSOLIDATED, L.L.C.,
a Delaware limited liability company




/s/ Stanley E. Maron
--------------------------------------------
By:  Stanley E. Maron
Its:  Assistant Secretary

HAMPSTEAD ASSOCIATES, L.L.C.,
a Delaware limited liability company

By:  RIDGEVIEW ASSOCIATES, LLC,
a California limited liability company
Its:  Manager




/s/ Michael R. Milken
---------------------------------------------
By:  Michael R. Milken
Its:  Manager


MOLLUSK HOLDINGS, L.L.C.,
a California limited liability company

By:  CEPHALOPOD CORPORATION
Its:  Manager




/s/ Philip B. Simon
---------------------------------------------
By:  Philip B. Simon
Its:  President


CEPHALOPOD CORPORATION,
a California Corporation




/s/ Philip B. Simon
---------------------------------------------
By:  Philip B. Simon
Its:  President


LAWRENCE INVESTMENTS, LLC,
a California limited liability company




/s/ Philip B. Simon
--------------------------------------------
By:  Philip B. Simon
Its:  President


RIDGEVIEW ASSOCIATES, LLC,
a California limited liability company




/s/ Michael R. Milken
--------------------------------------------
By:  Michael R. Milken
Its:  Manager


RASPBERRY LLC,
a Delaware limited liability company




/s/ Michael R. Milken
--------------------------------------------
By:  Michael R. Milken
Its:  Manager


LUPINE LLC,
a California limited liability company




/s/ Stanley E. Maron
--------------------------------------------
By:  Stanley E. Maron
Its:  Manager




/s/ Michael R. Milken
--------------------------------------------
Michael R. Milken, an individual




/s/ Lowell J. Milken
--------------------------------------------
Lowell J. Milken, an individual




Lawrence J. Ellison /s/ Philip B. Simon
---------------------------------------
Lawrence J. Ellison, an individual
by Philip B. Simon his attorney-in-fact